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                                                                EXHIBIT 10.1
                            LETTER LOAN AGREEMENT


                               October 31, 1994



Landmark Graphics Corporation
15150 Memorial Drive
Houston, Texas  77079

Gentlemen:

         This Letter Loan Agreement ("Agreement") confirms the mutual agreements among (i) Landmark Graphics Corporation ("Borrower"), a Delaware corporation, (ii) LMK Land Company, a Delaware corporation, Landmark America Latina, S.A., a Delaware corporation, LANDMARK Graphics International, Inc., a Texas corporation, Landmark Graphics Europe/Africa, Inc., a Delaware corporation, Landmark/ITA Ltd., an Alberta corporation, Landmark/CAEX, Inc., a Delaware corporation, Landmark Finance Corporation, a Delaware corporation, CAEX Services, Inc., a Delaware corporation, and MGI Associates, Inc., a Texas corporation (such corporations referred to in this subpart (ii) herein being collectively called "Guarantors"), and (iii) NationsBank of Texas, N.A. ("Lender") in connection with the loans (collectively called the "Loan") from Lender to Borrower more fully described herein. As used herein, the following terms shall have the meanings indicated:

                  (1) "Acquisition" means a direct or indirect purchase for cash, stock or other securities, whether in one or more related transactions, of all or substantially all of the assets or voting securities of a Person, a business unit of a Person, or any related group of the foregoing.

                  (2) "Advance" shall mean any advance made or to be made to the Borrower under the Revolving Note.

                  (3) "Available Amount" shall mean, at any given time, the amount by which the then Maximum Amount exceedsthe then Deemed Outstanding Principal Amount.

                  (4) "Base Rate" shall mean the variable rate of interest announced by Lender (or any successor to all or substantially all of Lender's assets) from time to time as its base or prime rate of interest and, without notice to Borrower or any other person, such rate of interest shall change as and when changes in that base rate of interest are announced. The Base Rate is setby Lender as a general reference rate of interest, taking into account such factors as Lender may deem appropriate, it being understood that although many of Lender's commercial or other loans are priced in relation to such
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         rate, it is not necessarily the lowest or best rate of interest actually charged on any loan, and that Lender may make various commercial or other loans at rates of interest having no relationship to the Base Rate. If at any time the Base Rate of Lender is no longer available, then the owner of the applicable Note may designate a different base rate as announced by a money center financial institution of such owner's choice.

                  (5) "Base Rate Portion" shall mean, at any given time, the entire outstanding principal amount of the Revolving Credit Facility at such time, save and except the aggregate amount of all LIBOR Rate Portions of the Revolving Note and all Optional Currency Portions at such time.

                  (6) "Borrowing Date" shall mean, in relation to any Advance, the date on which that Advance is made to the Borrower.

                  (7) "Borrowing Group" shall mean Borrower and all Guarantors.

                  (8) "Business Day" shall mean a day when the main office of the Lender is open for business in Houston, Texas and on which dealings are carried on in the LIE Market if Dollars only are involved and, if an Optional Currency is involved, a day on which dealings in Dollars and such Optional Currency and the exchange thereof can be carried on in, at Lender's option, either (a) the London foreign currency deposit market dealing with such Optional Currency or (b) the principal financial center of the country in which such Optional Currency is legal tender.

                  (9) "Consolidated Borrowing Group" shall mean Borrower and all of Borrower's Subsidiaries.

                 (10) "Credit Facilities" shall have the meaning given such term in Section 1(b) hereof.

                 (11) "Deemed Outstanding Principal Amount" shall mean, at any given time, the sum of (x) the Dollar Portion at such time, (y) one hundred fifteen percent (115%) of the Dollar Equivalent of the aggregate amount of the Optional Currency Portions at such time, and
         (z) the Letter of Credit Exposure at such time.

                 (12) "Default Rate" shall have the meaning given such term in Section 11(m) hereof.
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                 (13)     "Dollar Advance" shall mean any Advance other than an
         Optional Currency Advance.

                 (14) "Dollar Equivalent" shall mean, on any particular date and with respect to a particular amount in Optional Currency, the amount in Dollars which could be purchased for such amount of Optional Currency at or from, at Lender's option, either (a) prime banks in the London foreign currency deposit market or (b) the principal financial center of the country in which such Optional Currency is legal tender, for delivery on such date at the spot rate of exchange prevailing on such date (as presumptively ascertained by Lender, absent manifest error, in accordance with its customary general practice).

                 (15) "Dollar Portion" shall mean, at any given time, the unpaid principal balance of the Revolving Credit Facility at such time, less the aggregate amount of all Optional Currency Portions at such time.

                 (16) "Dollar Reference Rate" shall mean a variable rate of interest per annum equal to (a) with respect to the Base Rate Portion, the Base Rate, as it fluctuates, or (b) for each LIBOR Rate Portion of the Revolving Note, the applicable LIBOR Rate plus the Margin Percentage, as it fluctuates (it being understood that the LIBOR Rate for any given Interest Period shall not change, although the Margin Percentage during such period may change).

                 (17) "Dollars" shall mean U.S. dollars, which are legal tender in the United States of America.

                 (18) "Event of Default" shall have the meaning given such term in Section 8 hereof.

                 (19) "Funded Debt/Cash Flow Ratio" shall have the meaning given such term in Section 7(b) hereof.

                 (20) "Interest Payment Date" shall mean, with respect to any Optional Currency Advance, the last day of the Interest Period related thereto.

                 (21)     "Interest Period" shall mean, (a) with respect to
         each LIBOR Rate Portion, the Interest Period specified in Section 2(b) hereof, or, (b) with respect to each Optional Currency Advance, the period commencing on the date of such Advance and expiring no less than thirty (30) days and no more than ninety (90) days thereafter, all as specified by the Borrower as contemplated in Section 1(a)(3) hereof. Notwithstanding anything to the
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         contrary contained in this Agreement, no Interest Period relating to a
         LIBOR Rate Portion for the Revolving Note shall extend past the Termination Date of the Revolving Note, no Interest Period relating to a LIBOR Rate Portion for the Term Note shall extend past the Termination Date of the Term Note and no Interest Period relating to an Optional Currency Advance shall extend past the Revolving Loan Conversion Date. If any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next preceding or the next succeeding day which is a Business Day as determined conclusively by the Lender.

                 (22) "Letter of Credit" shall have the meaning given such term in Section 1(a)(5) hereof.

                 (23) "Letter of Credit Exposure" shall mean, at any given time, the aggregate amount of liability (whether contingent or otherwise) of Lender under all outstanding Letters of Credit.

                 (24) "LIBOR Deposits" shall have the meaning set forth in the definition of LIBOR Rate.

                 (25) "LIBOR Rate" shall mean the then available interest rate per annum (rounded upward, if necessary, to the nearest 1/16th of 1%) in which deposits ("LIBOR Deposits") in Dollars in an amount comparable to the applicable LIBOR Rate Portion for the applicable Interest Period are available to Lender from prime banks in the LIE Market at 11:00 a.m. London time (or as soon thereafter as is reasonably practicable) on the second Business Day immediately preceding the first day of such Interest Period, adjusted for the reserve requirements (including, without limitation, basic, supplemental, marginal and emergency reserves) as required by the Board of Governors of the Federal Reserve System (or any successor governmental body) for deposits in the amount of such LIBOR Rate Portion for periods similar in duration to the applicable Interest Period. The LIBOR Rate shall be determined by Lender in accordance with its customary general practice. Lender's determination of the LIBOR Rate shall be presumptive evidence of the accuracy thereof, absent manifest error.

                 (26) "LIBOR Rate Option" shall have the meaning given such term in Section 2(b) hereof.

                 (27) "LIBOR Rate Portion" shall mean each portion of the unpaid principal balance of the Revolving Note and
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         the Term Note which is to accrue interest based on the LIBOR Rate.

                 (28) "LIE Market" shall mean the London Interbank Eurodollar Market.

                 (29) "Loan Documents" shall have the meaning given such term in Section 9 hereof.

                 (30) "Margin Percentage" shall mean (i) 1.00%, for the period of time from the date hereof through October 31, 1994, and (ii) for each twelve (12) month period thereafter, commencing on November 1, 1994, the Margin Percentage shall be based on the Funded Debt/Cash Flow Ratio as of June 30 immediately prior to the then applicable twelve (12) month period, as follows:

                 Funded Debt/Cash Flow Ratio
                 as of June 30 of Immediately
                  Preceding 12 Month Period               Margin Percentage
                 ----------------------------             -----------------
            Less than or equal to 1.0                          1.00%
            Greater than 1.0 and Less than 2.0                 1.25%
            Greater than or equal to 2.0                       1.50%

         By way of illustration only, if the Funded Debt/Cash Flow Ratio as of June 30, 1995 is 1.75, then the Margin Percentage for the twelve (12) month period commencing on November 1, 1995 and ending on October 31, 1996 will be 1.25%.

                 (31) "Material Adverse Effect" shall mean the ability of the Consolidated Borrowing Group to conduct their business as now being conducted being materially adversely affected or the ability of the Consolidated Borrowing Group to perform their obligations under this Agreement and the other Loan Documents being materially adversely affected.

                 (32)     "Maximum Amount" shall mean $25,000,000.00.

                 (33) "Maximum Rate" shall mean the maximum non-usurious interest rate permitted by applicable law from time to time in effect as such law may be interpreted, amended, revised, supplemented or enacted.

                 (34)     "Notes" shall have the meaning given such term in
         Section 1(b) hereof.
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                 (35)     "Obligations" shall mean all of the duties,
         liabilities and obligations of the Borrowing Group under the Notes, this Agreement and the other Loan Documents, including without limitation, all indebtedness evidenced by the Notes.

                 (36) "Optional Currency" shall mean Deutsche marks, French francs, Dutch guilders, Japanese Yen, British Pound and Australian dollars to the extent that they are freely convertible into Dollars by the Lender and are traded in the London foreign currency deposits market.

                 (37) "Optional Currency Advance" shall mean any Advance denominated in Optional Currency in accordance with Section 1(a)(3) hereof upon which interest will accrue based on the Optional Currency Rate.

                 (38) "Optional Currency Deposits" shall have the meaning set forth in the definition of Optional Currency Rate.

                 (39) "Optional Currency Portion" shall mean each portion of the unpaid principal balance of the Revolving Credit Facility which is to bear interest based on the Optional Currency Rate.

                 (40) "Optional Currency Rate" shall mean the then available interest rate per annum (rounded upward, if necessary, to the nearest 1/16th of one percent (1%)) in which deposits ("Optional Currency Deposits") in the applicable Optional Currency in an amount comparable to the applicable Optional Currency Advance for the applicable Interest Period are available to Lender, at Lender's option, either (a) from prime banks in the London foreign currency deposit market or (b) at the principal financial center of the country in which such Optional Currency is legal tender at or about 11:00 a.m. London time (or as soon thereafter as is reasonably practicable) on the second Business Day immediately preceding the first day of such Interest Period, adjusted for the reserve requirements (including, without limitation, basic, supplemental, marginal and emergency reserves) as required by the Board of Governors of the Federal Reserve System (or any successor governmental body) for deposits in the amount of such Optional Currency Advance for periods similar in duration to the applicable Interest Period. The Optional Currency Rate shall be determined by Lender in accordance with its customary general practice. Lender's determination of the Optional Currency Rate shall be presumptive evidence of the accuracy thereof, absent manifest error.
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                 (41)     "Person" shall mean any individual, corporation,
         partnership, association, joint-stock company, trust, unincorporated organization, joint venture, court, government or governmental or political subdivision or agency thereof.

                 (42) "Potential Event of Default" shall mean any fact, circumstance or event which, with due notice, lapse of time, or both, would become or give rise to an Event of Default.

                 (43) "Revolving Credit Facility" shall have the meaning given such term in Section 1(a) hereof.

                 (44) "Revolving Loan Conversion Date" shall have the meaning given such term in the Revolving Note.

                 (45) "Revolving Note" shall have the meaning given such term in Section 1(a) hereof.

                 (46) "Stated Rate" shall mean (a) the applicable Optional Currency Rate, plus the Margin Percentage, as it fluctuates (it being understood that the Optional Currency Rate during any applicable Interest Period shall not change, although the Margin Percentage during such period may change), with respect to each Optional Currency Portion, (b) the Dollar Reference Rate with respect to the Dollar Portion and (c) the Term Rate with respect to the Term Loan.

                 (47) "Subsidiaries" shall mean any corporation of which more than fifty percent (50%) of the securities having ordinary voting power for the election of directors is now, or shall hereafter be, owned or controlled, directly or indirectly, by Borrower, by one or more Subsidiaries, or both.

                 (48) "Term Loan Facility" shall have the meaning given such term in Section 1(b) hereof.

                 (49)     "Term Note" shall have the meaning given such term in
         Section 1(b) hereof.

                 (50) "Term Rate" shall mean a variable rate of interest per annum equal to (a) with respect to the portion of the Term Loan which is not a LIBOR Rate Portion, the Base Rate as it fluctuates, or
         (b) for each LIBOR Rate Portion of the Term Note, the applicable LIBOR Rate plus the Term LIBOR Rate Margin Percentage, as it fluctuates (it being understood that the LIBOR Rate for any given Interest Period shall not change, although the
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         Term LIBOR Rate Margin Percentage during such period may change).

                 (51) "Term LIBOR Rate Margin Percentage" shall mean (i) 1.50% per annum for the period of time from the date hereof through October 31, 1994, and (ii) for each twelve (12) month period thereafter, commencing on November 1, 1994, the Term LIBOR Rate Margin Percentage shall be based on the Funded Debt/Cash Flow Ratio as of June 30 immediately prior to the then applicable twelve (12) month period, as follows:

                  Funded Debt/Cash Flow Ratio                 Term LIBOR
                  as of June 30 of Immediately                Rate Margin
                   Preceding 12 Month Period                  Percentage
                  ----------------------------                ----------
            Less than or equal to 1.0                           1.50%
            Greater than 1.0 and Less than 2.0                  1.75%
            Greater than or equal to 2.0                        2.00%

By way of illustration only, if the Funded Debt/Cash Flow Ratio as of June 30, 1995 is 1.4, then the Term LIBOR Rate Margin Percentage for the twelve (12) month period commencing on November 1, 1995 and ending on October 31, 1996 will be 1.75% per annum.

                 (52) "Termination Date" shall mean the maturity date of the Revolving Note or the Term Note, as applicable.

         Section 1. Credit Facilities. Subject to the terms of this Agreement, Lender agrees to lend and Borrower agrees to borrow certain amounts pursuant to the following terms and conditions:

         (a)     Revolving Credit Facility  ("Revolving Credit Facility"):

                 (1) Note: Borrower's obligation to repay the Revolving Credit Facility is evidenced by that certain Promissory Note ("Revolving Note") dated November 30, 1993, payable to the order of Lender, in the stated amount of $25,000,000.00, and executed by Borrower.

                 (2)      Maximum Availability:  The Maximum Amount.

                 (3)      Advance Procedures:

                          (A) Subject to the terms and conditions hereof, Lender agrees to make Advances to Borrower from time to time on or before the Revolving Loan Conversion Date, in Dollars, or, if the Borrower requests and subject to Section 1(a)(3)(C) hereof,
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                 in an Optional Currency, not to exceed (regardless of whether such Advance is in Dollars or an Optional Currency) at anytime the then Available Amount. The Borrower shall have the right to borrow, repay and reborrow as set forth herein through the Revolving Loan Conversion Date. In no event, however, shall the aggregate outstanding Optional Currency Portions exceed the Dollar Equivalent of $5,000,000.00 at any one time. If any Advance is denominated in an Optional Currency, such Advance shall be for the Dollar Equivalent of at least $500,000.00 and shall be in a multiple of $100,000.00.

                          (B) Whenever Borrower desires that it is entitled herein to receive an Advance, Borrower shall submit to Lender a request therefor in the form attached hereto as Exhibit "A". In the case of a Dollar Advance, such request shall be received by Lender not later than 10:00 a.m., Houston, Texas time, at least one (1) Business Day prior to the requested Borrowing Date for such Advance. In the case of an Optional Currency Advance, such request shall be delivered to Lender not later than 10:00 a.m., Houston, Texas time, at least three
                 (3) Business Days prior to the date of the Borrowing Date for such Advance. Each request for an Advance shall be in the form attached hereto as Exhibit "A" and shall set forth, among other matters, (i) the Borrowing Date (which must be a Business Day) and the amount of such Advance, stated either in Dollars or an Optional Currency, (ii) with respect to an Optional Currency Advance, the Interest Period for such Optional Currency Advance (which Interest Period shall not extend past the Revolving Loan Conversion Date), and (iii) the Borrower's bank account with the Lender, or in the case of an Optional Currency Advance, the depository to which payment of the proceeds thereof is to be made, which depository must be authorized to receive such Optional Currency.

                          (C) If Lender determines in good faith (which determination shall be conclusive) at any time prior to an Advance of an Optional Currency that the designated Optional Currency is not freely transferrable and convertible into Dollars or that it will be illegal or impossible for Lender to fund such portion of the principal amount of the Revolving
                 Note in such Optional Currency, then Lender shall so notify Borrower, and such portion
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                 of the principal amount of the Revolving Note shall not be advanced, notwithstanding any contrary election by the Borrower or any other provision hereof or any other Loan Document.

                 (4)      Purpose:  Working capital requirements of Borrower.

                 (5) Concerning Letters of Credit: No letter of credit ("Letter of Credit") issued under the Revolving Credit Facility may have an expiration date later than thirty (30) days prior to the Revolving Loan Conversion Date. All issuances of letters of credit are subject to the execution by Borrower of Lender's standard documentation therefor including, without limitation, provisions regarding capital adequacy. The amount drawn or paid under any Letter of Credit shall be deemed an Advance to Borrower under the Revolving Credit Facility in such amount. At no time shall the Letter of Credit Exposure exceed $5,000,000.00. All Letters of Credit shall bear a fee, payable in advance to Lender, in the amount specified by Lender.

         (b) Term Loan Facility ("Term Loan Facility" and, together with the Revolving Credit Facility, the "Credit Facilities"):

                 (1) Note: Borrower's obligation to repay the Term Loan Facility is evidenced by that certain Promissory Note ("Term Note") dated July 1, 1993, payable to the order of Lender, in the stated amount of $10,000,000.00, and executed by Borrower. As used herein, the term "Notes" shall mean the Term Note and the Revolving Note.

                 (2) Purpose: Acquisition by Borrower of its corporate headquarters.

         Section 2.Interest Rate, Fees and Repayment Terms.

         (a) Interest Rate. The Notes shall bear interest at the lesser of the Stated Rate and the Maximum Rate.

         (b) LIBOR Rate Option. Borrower shall have the option ("LIBOR Rate Option") to cause interest to accrue on portions of the Term Note and the Dollar Portion of the Revolving Note based on the LIBOR Rate instead of the Base Rate, subject to and in accordance with the following terms and provisions:

                 (1) Borrower may exercise the LIBOR Rate Option only by giving Lender at least three (3) Business Days prior written notice thereof in the form attached hereto
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         as Exhibit "A".  Borrower, in such notice, among other things, shall specify or certify the following:

                               (i) The portion of such Dollar Portion or Term Note which is affected by the exercise of the LIBOR Rate Option (such portion herein being called a "LIBOR Rate Portion"); provided, however, no LIBOR Rate Portion shall be less than $250,000.00 and each LIBOR Rate Portion shall be a multiple of $50,000.00.

                              (ii) The Interest Period for which the applicable LIBOR Rate Portion shall bear interest based on the LIBOR Rate; provided, however, such Interest Period shall be 30, 60, 90, 180 or 360 days and shall never extend past the Termination Date for the Revolving Note.

                 (2)      No Event of Default then exists.

                 (3) If, upon receipt by Lender of Borrower's notice to exercise any LIBOR Rate Option, Lender determines in good faith that the applicable LIBOR Deposits are not available to Lender, then the exercise of such LIBOR Rate Option shall be ineffective, the LIBOR Rate Portion covered by such exercise of such LIBOR Rate Option shall remain a Base Rate Portion and shall continue to bear interest at the Stated Rate based on the Base Rate.

         (c)     Additional LIBOR Rate and Optional Currency Rate Provisions.

                 (1)      If any of the following events occur:

                          (A) Lender is subjected to any tax (including without limitation, any United States interest equalization or similar tax, however named), duty, penalty, fine or other charge, cost or expense (including without limitation, imposition or increase of any insurance premium or similar charges by the Federal Deposit Insurance Corporation or other governmental authority) with respect to the LIBOR Deposits or Optional Currency Deposits or the basis of taxation of payments of the principal of or interest on the LIBOR Deposits or Optional Currency Deposits or of any amounts due under the Notes, this Agreement or the other Loan Documents relating to the LIBOR Deposits or Optional Currency Deposits changes (except for changes in the rate of tax on the overall net income of Lender imposed by the United States or
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                 any political subdivision thereof) as the result of (y) the adoption after the date hereof of any legal requirement, or any change therein after the date hereof, or any change after the date hereof in the interpretation or administration thereof by any governmental authority or (z) compliance by Lender with any request or directive (whether or not having the force of law) of any governmental authority made after the date hereof;

                          (B) any governmental authority imposes, modifies or deems applicable any reserve (including without limitation, any imposed by the Board of Governors of the United States Federal Reserve System), special deposits or similar requirement against assets of, deposits with, or for the account of, or credit extended by, Lender, or imposes on Lender any other condition affecting or in any way relating to the LIBOR Deposits (to the extent any such action is not taken into account by Lender in determining any LIBOR Rate) or Optional Currency Deposits (to the extent any such action is not taken into account by Lender in determining any Optional Currency Rate);

                          (C) any of the events set forth or described in the definition of LIBOR Rate or Optional Currency Rate or in this Agreement regarding making it unlawful or impossible for Lender to obtain LIBOR Deposits or Optional Currency Deposits or otherwise to accrue interest hereunder based on the LIBOR Rate or Optional Currency Rate occurs;

                          (D) Lender accelerates the maturity of either of the Notes pursuant to a right to do so;

                          (E)     Borrower makes any prepayment under the
                 Notes; or

                          (F) Borrower fails to obtain an Advance under this Agreement after it has requested an Advance pursuant to
                 Section 1 hereof (unless such failure is a result of Lender's wrongful refusal to make any such Advance);

         and the result of any of the foregoing is to increase the cost to Lender of obtaining, establishing, maintaining or paying LIBOR
         Deposits or Optional Currency Deposits or to reduce the amount of any sum received, receivable or retainable by Lender under the Notes, this Agreement or any other Loan Document by a material amount, then
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         Borrower shall pay to Lender such additional amount or amounts as will fully compensate Lender for such increased cost or reduction; provided however, in the case of any voluntary prepayment by Borrower of any LIBOR Rate Portion, the amount of such compensation shall be determined as follows:

                 The product obtained by multiplying (i) the amount (if any) by which the LIBOR Rate for such LIBOR Rate Portion exceeds the LIBOR Rate for such LIBOR Rate Portion as of the date of such prepayment for the remaining term of the Interest Period for such LIBOR Rate Portion, times (ii) the amount of such LIBOR Rate Portion, times (iii) a fraction, the numerator of which is the total number of days remaining in the Interest Period relating to such LIBOR Rate Portion as of the date of such prepayment and the denominator of which is 360.

A certificate of Lender claiming compensation under this Section 2(c)(1), setting forth the additional amount or amounts to be paid to it by Borrower and accompanied by reasonable verification by Lender of such additional amount shall be presumptive evidence of the accuracy thereof, absent manifest error. Any compensation or other payments to be made hereunder by Borrower to Lender shall be payable by Borrower within sixty (60) days after receipt of such certificate, shall bear interest at the Default Rate from the date which is sixty (60) days after such certificate is delivered to Borrower until paid and shall be secured by the Loan Documents.

                 (2) If (x) any legal requirement (or any change in the interpretation or administration thereof by any governmental authority), (y) any compliance by Lender with any request or directive of any governmental authority (whether or not having the force of law) or (z) any other circumstance whatsoever shall (1) make it illegal or impossible (in Lender's good faith judgment) for Lender to borrow the LIBOR Deposits or Optional Currency Deposits or to accrue interest hereunder based on the LIBOR Rate or the Optional Currency Rate or (2) require Lender to repay the LIBOR Deposits or the Optional Currency Deposits prior to the originally scheduled repayment date, then (A) the LIBOR Rate Portions affected, upon demand by Lender, shall bear interest from and after such demand is made as if no LIBOR Rate was in effect and the Stated Rate was based on the Base Rate for such LIBOR Rate Portions, Borrower shall pay all reasonable costs of Lender incurred as a result of such change in the manner of accruing interest hereunder and under the Notes and the LIBOR Rate Option
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         shall terminate and be of no further force and effect and (B) the
         Optional Currency Portions affected (together with all accrued interest thereon) shall be due and payable in full upon demand by Lender, Borrower shall pay all reasonable costs of Lender incurred as a result of Borrower's payment of such Optional Currency Portion prior to its originally scheduled maturity and, at Lender's election, Borrower's right to request additional Optional Currency Advances under this Agreement and the other Loan Documents shall terminate and be of no further force and effect. A certificate of Lender claiming compensation under this Section 2(c)(2), setting forth the amount of the reasonable costs of Lender incurred as the result of any such change in the manner of accruing interest hereunder or as a result of any such payment prior to maturity and accompanied by reasonable verification by Lender of the amount of such reasonable cost shall be presumptive evidence of the accuracy thereof. Any compensation or other payments to be made hereunder by Borrower to Lender shall be payable by Borrower within sixty (60) days after receipt of such certificate, shall bear interest at the Default Rate from the date which is sixty (60) days after such certificate is delivered to Borrower until paid and shall be secured by the Loan Documents.

         (d) General Provisions. The following provisions shall apply to both of the Notes, notwithstanding any provision to the contrary contained in either of the Notes:

                 (1) It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary in this Agreement or any other Loan Document, no such provision shall require the payment or permit the collection of interest in excess of the maximum rate of interest permitted by applicable law ("Maximum Rate"). If any excess interest in such respect is provided for, or without taking into account the provisions of this Section 2(d)(1) shall be adjudicated to be so provided for, in this Agreement or in any other Loan Document, then, in such event, (i) the provisions of this Section 2(d)(1) shall govern and control, (ii) neither Borrower nor its heirs, legal representatives, successors or assigns nor any other party liable for the payment of such excess interest shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate, (iii) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount of the Loan or refunded to Borrower and (iv) the provisions of the Loan
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         Documents shall be automatically reformed so that the effective rate of interest shall be reduced to the Maximum Rate. Determination of the rate of interest under this Agreement and the other Loan Documents for the purpose of determining whether the Loan is usurious shall be made by amortizing, prorating, allocating and spreading, during the time amounts are outstanding under the Loan, all interest at any time contracted for, charged or received in connection with the Loan.

                 (2) Each determination of the amount of interest owing on the Loan shall be computed on the basis of actual days elapsed, but computed on the basis of a year consisting of 360 days for purposes of determining the Stated Rate. Interest shall accrue from and including the day on which any borrowing is made to, but excluding, the day on which any amount is repaid to Lender. Calculation of the Maximum Rate shall be based on a year consisting of the number of days actually contained in the year in question.

                 (3) Lender shall determine the interest rates applicable to the Loan in accordance with the terms of this Agreement.

                 (4) The Maximum Rate to be charged or collected pursuant to the Loan shall be the applicable indicated rate ceiling as defined in TEX. REV. CIV. STAT. ANN. art. 5069-1.04, provided that Lender may rely on other applicable laws, including without limitation, the laws of the United States, for calculation of the Maximum Rate if the application thereof results in a greater Maximum Rate. The provisions of TEX. REV. CIV. STAT. ANN. art. 5069-15.01, et seq, as may be amended, shall not apply to the Loan or any of the Loan Documents.

         (e) Payment Provisions. The Notes shall be payable in accordance with their terms. Additionally, the following provisions shall apply with respect to payment of the Notes:

                 (1) The Base Rate Portion may be prepaid in whole or in part, without penalty and without notice at any time. No prepayments prior to the end of the applicable Interest Period shall be permitted for any Optional Currency Portion or any LIBOR Rate Portion unless Borrower pays the amount called for in Section 2(c)(1) of this Agreement.

                 (2)      Each payment payable by the Borrower under the Notes
         (i) denominated in Dollars shall be made in Dollars to the Lender's main office in Houston, Texas, U.S.A. in
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         immediately available funds, on or prior to 11:00 a.m., Houston,
         Texas, U.S.A. time, on the due day of such payment or, (ii) denominated in any Optional Currency shall be made in the Optional Currency denominated in the Advance at a depository designated by the Lender in the country in which such Optional Currency is legal tender on or prior to 11:00 a.m., local time in the location of such depository, on the due date of such payment. If any sum would, but for the provisions hereof, become due and payable hereunder on a day which is not a Business Day, then such sum shall become due and payable on the next succeeding Business Day.

                 (3) If at any time the Deemed Outstanding Principal Amount is greater than the Maximum Amount, then Borrower shall make a prepayment on the Revolving Note in an amount sufficient to reduce the Deemed Outstanding Principal Amount to an amount not greater than the Maximum Amount within thirty (30) days after Lender requests Borrower to make such prepayment. Borrower shall pay prepayments first against the Base Rate Portion, second against the Optional Currency Portions and third against the LIBOR Rate Portions.

         (f)     Fees.

                 (1) Borrower has previously paid Lender a commitment fee in the amount of $18,750.00 in connection with the increase of the Revolving Credit Facility from $10,000,000.00 to $25,000,000.00.

                 (2) Borrower shall pay Lender a commitment fee in the amount of one-fourth percent (1/4%) per annum of the average unused portion of the Revolving Credit Facility, payable quarterly in arrears.

                 (3) Borrower shall pay Lender an amendment fee each time any of the Loan Documents is amended in the amount (if any) by which $2,500.00 exceeds the amount of Lender's legal fees and expenses paid by Borrower in connection with the negotiation and preparation of any such amendment. By providing for payment of such fee, Lender is not agreeing to amend any of the Loan Documents in any respect.

         Section 3. Representation and Warranties. The Borrowing Group hereby represents and warrants to Lender that, as of the date hereof and as of the date of each advance under the Revolving Credit Facility:

                 (a)      Organization, Authority, Etc.
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                               (i)         Each member of the Consolidated
                 Borrowing Group is a corporation, duly organized, legally existing and in good standing under the laws of the jurisdiction pursuant to which it was incorporated, and is duly qualified as a foreign corporation in all jurisdictions except in those jurisdictions where failure to qualify will not result in a Material Adverse Effect.

                              (ii) Each member of the Borrowing Group is duly authorized and empowered to execute and deliver the Loan Documents to which it is a party, and all corporate action requisite for the due execution, issuance and delivery of the Loan Documents has been duly and effectively taken.

                             (iii) This Agreement, the Notes and the other Loan Documents to which any member of the Borrowing Group is a party constitute the valid and binding obligations of such member enforceable against it in accordance with their terms (subject to any applicable bankruptcy, insolvency or other laws generally affecting the enforcement of creditors' rights).

                              (iv) This Agreement, the Notes and the other Loan Documents do not violate any provision of the corporate charter or bylaws of any member of the Borrowing Group, or any contract, agreement, law or regulation to which any such member is subject, and the same do not require the consent or approval of any regulatory authority or governmental body of the United States, any state of the United States (or other political subdivision thereof), Canada, or any province of Canada (or other political subdivision thereof).

                               (v) All of the outstanding and issued shares of capital stock of each member of the Consolidated Borrowing Group are duly authorized, validly issued and outstanding, fully paid and non- assessable, free and clear of any liens, claims and other encumbrances. No member of the Consolidated Borrowing Group has any outstanding securities convertible into or exchangeable for any shares of the capital stock, or any outstanding rights (either preemptive or otherwise) to subscribe for or purchase, or any outstanding options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any outstanding calls, commitments or claims of any
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                 character relating to any capital stock or any stock or
                 securities convertible into or exchangeable for any capital stock of any such member. No such member is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any convertible securities, rights or options of the type described in this Section 3(a)(v). No such member is a party to any agreement restricting the transfer of any shares of such member's capital stock.

                              (vi) All of the capital stock of each Subsidiary is currently owned, both legally and beneficially, by Borrower or another Subsidiary of Borrower, free and clear of any liens, claims and other encumbrances.

                 (b) Financial Statements. All financial statements of Consolidated Borrowing Group delivered to Lender are complete and correct and have been prepared in accordance with generally accepted accounting principles, consistently applied. The financial statements dated June 30, 1994, of Consolidated Borrowing Group (the "Prior Financial Statements") delivered to Lender are complete and correct, have been prepared in accordance with generally accepted accounting principles consistently applied and no material adverse change in the condition of Consolidated Borrowing Group, financial or otherwise, has occurred since the date of the most recent financial statements of Consolidated Borrowing Group in Lender's possession.

                 (c) Investments and Liabilities. None of the Consolidated Borrowing Group has made any investments, guarantees or advances or incurred any liabilities except (i) for investments in, guarantees of, or advances to other entities in the ordinary course of business and liabilities incurred in the ordinary course of business,
         (ii) as disclosed in the most recent financial statements of Consolidated Borrowing Group in Lender's possession, and (iii) all proposed investments which are currently under consideration by Borrower and which have been disclosed in writing to Lender.

                 (d) Title. Each of the Consolidated Borrowing Group has good title to its assets and properties, free and clear of adverse claims, except as disclosed in the most recent financial statements of Consolidated Borrowing Group in Lender's possession.
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                 (e)      Tax Returns.  Each of Consolidated Borrowing Group
         has filed all federal and state tax returns required to be filed as of the date of this Agreement and has paid all taxes or assessments related to said returns.

                 (f) No Default. Each member of the Consolidated Borrowing Group is not, and after giving effect to any requested Advance under the Revolving Credit Facility will not be, in default in any respect under this Agreement, any other Loan Document, or any other contract, agreement, or instrument to which such member is a party or by which such member may be bound, and each such member is in compliance with all applicable laws and regulations.

                 (g) ERISA; Margin Securities. No fact exists, including but not limited to any reportable event or prohibited transaction (as defined in the Employee Retirement Income Security Act of 1974, as amended ["ERISA"]) which might constitute grounds for termination of any plan of any member of the Consolidated Borrowing Group or appointment of a trustee to administer such plan. No member of the Consolidated Borrowing Group owns any "margin security" or "margin stock" as defined in Regulations G, U, or X of the Board of Governors of the Federal Reserve System except for margin securities and margin stock which (i) have been acquired in accordance with the current investment practice of members of the Consolidated Borrowing Group and
         (ii) have not been acquired with any proceeds of the Loan.

                 (h) Patents, Etc. Each member of the Consolidated Borrowing Group has all patents, licenses, trademarks, franchises and the like necessary to conduct its business and is not aware of any conflict with the rights of others.

                 (i) No Untrue Statements. Neither this Agreement nor any other information furnished by any member of the Consolidated Borrowing Group to Lender contains any material untrue statement of a fact or omits a material fact necessary to make the statements not materially misleading.

                 (j)      Guarantors.  Each Guarantor is a Subsidiary.

         Section 4. Reporting Requirements. The Borrowing Group will deliver the following reports to Lender:
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                 (a)      Annual Financial Statements:  Within one hundred
         twenty (120) days after the last day of each fiscal year of Borrower, the consolidated balance sheets of the Consolidated Borrowing Group as of the end of such year and the consolidated statements of income, cash flow, and shareholders' equity of the Consolidated Borrowing Group for such year, together with, in the case of consolidated statements, comparative figures for the preceding fiscal year, the consolidated statements being certified as being true, correct and complete, without qualification, by independent certified public accountants acceptable to Lender and the consolidated statements being certified as being true, correct and complete by the chief financial officer of Borrower. Simultaneously with the delivery of such financial statements, Borrower shall deliver to Lender a Compliance Certificate in the form attached hereto as Exhibit "B".

                 (b) Quarterly Financial Statements: Within sixty (60) days after the last day of each fiscal quarter of Borrower, the consolidated balance sheet of the Consolidated Borrowing Group as of the end of such quarter, and the consolidated statements of income, cash flow and shareholders' equity for such quarter, all in reasonable detail and certified as being true and correct by the chief financial officer of Borrower. Simultaneously with the delivery of such financial statements, Borrower shall deliver to Lender a Compliance Certificate in the form attached hereto as Exhibit "B".

                 (c) Notice of Default: Within ten (10) days after the occurrence of a default under this Agreement which may result in a Material Adverse Effect, notice of such default together with the Borrowing Group's plans to correct such default.

                 (d) Notice of Litigation: Promptly, but in any event within fifteen (15) days after receipt of service of the petition, notice of any litigation against any member of the Consolidated Borrowing Group which may result in a Material Adverse Effect.

                 (e) Other Information: Such other information as Lender may reasonably request from time to time.

         Section 5. Affirmative Covenants.

         (a) Compliance and Performance. Borrower will comply and shall cause each member of the Consolidated Borrowing Group to comply with all statutes and governmental regulations (except where non-compliance will not have a Material Adverse Effect) and will
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pay and shall cause each member of the Consolidated Borrowing Group to pay all taxes, assessments, governmental charges, claims for labor and the like except where contested in good faith by the applicable member of the Consolidated Borrowing Group and except where the failure to pay any such amount will not have a Material Adverse Effect. Borrower will maintain and shall cause each member of the Consolidated Borrowing Group to maintain its corporate existence and will remain and shall cause each member of the Consolidated Borrowing Group to remain in good standing in all jurisdictions except in those jurisdictions where failure to qualify will not result in a Material Adverse Effect and will maintain its properties in good and workable condition at all times except where failure to so maintain its properties will not result in a Material Adverse Effect. Borrower will perform and shall cause each member of the Consolidated Borrowing Group to perform all obligations under this Agreement and the other Loan Documents. Borrower will perform and shall cause each member of the Consolidated Borrowing Group to perform all obligations under all indentures, agreements, and contracts by which any of them is bound except where failure to perform will not result in a Material Adverse Effect and except where such member is protesting, in good faith, the performance of such obligation, so long as such protest will not result in a Material Adverse Effect. Borrower will maintain and shall cause each member of the Consolidated Borrowing Group to maintain with financially sound and reputable insurers acceptable to Lender insurance with respect to its properties and business against such liabilities, casualties, risks and contingencies as is customary for its business naming Lender as loss payee with respect to any insurance covering collateral securing the loans hereunder, and, upon Lender's request, Borrower will provide and shall cause each member of the Consolidated Borrowing Group to provide satisfactory evidence of such insurance. Upon Lender's giving the applicable member of the Consolidated Borrowing Group at least five (5) Business Days prior notice, Borrower will provide and shall cause each member of the Consolidated Borrowing Group to provide Lender and/or Lender's representatives access to its books, records and properties at such times during ordinary business hours as Lender may request; provided however, Lender shall not request such access more than once each calendar quarter and, with respect to each member of the Consolidated Borrowing Group, Lender shall not request such access more than once each twelve month period.

         (b) Reimbursement; Indemnity. Borrower and Guarantors, jointly and severally, will reimburse Lender for all its reasonable costs and expenses in connection with this Agreement, including, without limitation, any and all reasonable legal fees and expenses incurred in the preparation or enforcement of this Agreement or any other Loan Document and all reasonable costs Lender may incur in evaluating collateral or reviewing Borrower's financial records. Borrower and Guarantors agree, jointly and severally, to indemnify
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and hold Lender harmless from any reasonable costs or expenses incurred by
Lender as a result of the provisions of federal, state and local environmental laws and ordinances, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act, as such laws and ordinances may relate to any member of the Consolidated Borrowing Group or any property or operations of any such member unless any such costs or expenses are incurred by Lender solely as a result of Lender's gross negligence or willful misconduct.

         (c) Security. Reference is hereby made to the following instruments (collectively called the "Deeds of Trust"):

                 (1) Deed of Trust, Security Agreement and Assignment of Leases and Rents [Office Building - Term Note] dated July 1, 1993, executed by Borrower, in favor of Michael F. Hord, Trustee, for the benefit of Lender, covering the office building ("Office Building") described therein, filed for record in the Official Public Records of Real Property of Harris County, Texas under Clerk's File No. P314300 and securing payment of the Term Note.

                 (2) Deed of Trust, Security Agreement and Assignment of Leases and Rents [Office Building - Revolving Note] dated July 1, 1993, executed by Borrower, in favor of Michael F. Hord, Trustee, for the benefit of Lender, covering the Office Building, filed for record in the Official Public Records of Real Property of Harris County, Texas under Clerk's File No. P314301 and securing payment of the Revolving Note.

                 (3) Deed of Trust, Security Agreement and Assignment of Leases and Rents [Adjacent Land] dated July 1, 1993, executed by LMK Land Company, in favor of Michael F. Hord, Trustee, for the benefit of Lender (covering the land ("Adjacent Land") described therein, filed for record in the Official Public Records of Real Property of Harris County, Texas under Clerk's File No. P314302 and securing payment of the Notes.

The Notes and the other indebtedness hereunder are secured by liens on the Office Building and the Adjacent Land and all proceeds of the foregoing. As used herein, the term "Collateral" shall mean all property (whether real, personal or mixed) which secures payment of the Notes, including without limitation, the property described in subparts (c) and (d) of this Section 5.

         (d) Additional Security. If the Funded Debt/Cash Flow Ratio (herein defined) is greater than 2.0 as of June 30 of any year after the Revolver Loan Conversion Date, then, at Lender's request,
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Borrower shall grant Lender a first lien security interest in all of Borrower's accounts receivables and inventory to secure payment of the Notes. In that connection, Borrower shall grant such security interest in a manner reasonably satisfactory in all respects to Lender and shall execute all documents and instruments and take such other action as Lender may reasonably request in order to effectuate the granting of such security interest.

         Section 6. Negative Covenants.  Unless waived by Lender in writing:

                 (a) Investments, Loans and Advances. Borrower shall not permit any member of the Consolidated Borrowing Group (including Borrower) to make or hold any direct or indirect investment in any Person, including capital contributions to any Person, investments in the debt or equity securities of any Person, and loans, guaranties, trade credit or other extensions of credit to any Person, except for short-term investments made in the ordinary course of business, Borrower's ownership of the Subsidiaries, investments in the form of Acquisitions made in accordance with Section 6(h) hereof and investments in Novera Energy, Inc. (so long as the aggregate investment in Novera Energy, Inc. does not exceed $5,000,000.00).

                 (b) Corporate Transactions. Borrower shall not permit any member of the Consolidated Borrowing Group (including Borrower) to merge with or into any other Person, change its name or reincorporate in another jurisdiction, create or suffer to exist any Subsidiary not existing on the date of this Agreement, or sell or otherwise dispose of its ownership interest in any Subsidiary, except that (a) any member of the Consolidated Borrowing Group may form or acquire Subsidiaries in connection with any Acquisition made in accordance with Section 6(h) hereof and (b) any member of the Consolidated Borrowing Group may merge with any Person formed or acquired in connection with any Acquisition made in accordance with Section 6(h) if the Borrower or other member of the Consolidated Borrowing Group, as the case may be, is the surviving entity following the merger.

                 (c) Dividends and Distributions. Borrower will not declare or pay any dividends or distributions in cash or otherwise or purchase or redeem any stock of Borrower.

                 (d) Sale of Assets. Borrower shall not permit any member of the Consolidated Borrowing Group (including Borrower) to sell, transfer or otherwise dispose of any
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         of its assets or enter into any arrangement accomplishing
         substantially the same purpose, except that the foregoing restrictions shall not apply to transactions in the ordinary course of business or to the sale of any property of the Consolidated Borrowing Group not in the ordinary course of business other than accounts receivable, inventory, the Office Building and the Adjacent Property, so long as such sale will not result in a Material Adverse Effect.

                 (e) Indebtedness. Borrower shall not permit any member of the Consolidated Borrowing Group (including Borrower) to incur, create, assume or guarantee in any manner any indebtedness (as such term is defined in Section 7 hereof), except for (i) indebtedness under the Credit Facilities, (ii) indebtedness incurred in the ordinary course of its business and (iii) indebtedness assumed pursuant to any Acquisition as contemplated in Section 6(h), provided that the aggregate amount of indebtedness assumed pursuant to such Acquisitions does not exceed $15,000,000.00.

                 (f) Liens. Borrower shall not permit any member of the Consolidated Borrowing Group (including Borrower) to create or permit to exist any lien, security interest or other encumbrance on any of its properties or assets (including without limitation, any of Borrower's accounts receivables and inventory) except (1) liens in favor of Lender, (2) as disclosed on the Prior Financial Statements,
         (3) liens for taxes or other governmental charges not yet due or contested in good faith, (4) liens in connection with workers' compensation, unemployment insurance or other such obligations not yet due and payable, (5) legal or equitable encumbrances deemed to exist by reason of this negative pledge covenant, (6) vendors', mechanics', or other like liens securing amounts not yet due and payable, (7) servitudes, easements and other similar property rights approved by Lender, or (8) liens on property other than accounts receivable, inventory, the Office Building and the Adjacent Property, so long as the existence or foreclosure of such liens will not result in a Material Adverse Effect.

                 (g) Change in Business. Borrower shall not permit any member of the Consolidated Borrowing Group (including Borrower) to pursue, without the prior written approval of Lender, any line of business other than the lines of business which such members are presently pursuing or which are directly related or incidental to such lines of business.
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                 (h)      Acquisitions.  Borrower shall not permit any member
         of the Consolidated Borrowing Group (including Borrower) to make any Acquisition except in compliance with the following terms: the Acquisitions since October 31, 1994 (or such later date specified by Lender if, in connection with any extension of the Revolving Loan Conversion Date or any review of this Section 6(h) by Lender at Borrower's request, Lender elects to extend the date from which the amount of Acquisitions is measured) cannot involve an aggregate of cash paid and Debt assumed by any member of the Consolidated Borrowing Group of more than $50,000,000.00 (all future investments in Novera Energy, Inc. as contemplated in Section 6(a) above shall be included within such $50,000,000.00 limitation) (without restricting Borrower's ability to use its stock and other equity securities as consideration for an Acquisition). Promptly after the consummation of any Acquisition Borrower shall provide to Lender historical financial information which is no older than ninety (90) days prior to the date of such Acquisition regarding the Person acquired and other financial information relating to such Acquisition which may be reasonably requested by Lender and such other due diligence information and other information as Lender may reasonably request in relation thereto. If the Acquisition involves the formation or acquisition of a new Subsidiary, then such new Subsidiary shall execute a Specific Guaranty of the Loan and all other documents and agreements reasonably requested by Lender, all in form and substance satisfactory to Lender.

         Section 7. Financial Covenants.

         (a)     The Borrowing Group will not at any time permit:

                 (1) the Cash Flow Coverage Ratio on a consolidated basis for the Consolidated Borrowing Group to be less than 2.0 to 1.0.

                 (2) the Net Worth on a consolidated basis for the Consolidated Borrowing Group to be less than $123,000,000.00.

                 (3) the ratio of (i) the total liabilities on a consolidated basis of the Consolidated Borrowing Group to (ii) the Tangible Net Worth on a consolidated basis for the Consolidated Borrowing Group to exceed .75 to 1.0.

                 (4) the Consolidated Borrowing Group, on a consolidated basis, to sustain an operating loss in two (2) consecutive fiscal years of Borrower.
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                 (5)      The Consolidated Borrowing Group, on a consolidated
         basis, to sustain a net loss in excess of $2,500,000.00 for the previous twelve (12) month period (excluding any non-recurring expenses related to Acquisitions and any non-recurring non-cash expenses related to the write-down of fixed assets).

         (b) For the purposes of this Agreement, the following terms have the following meanings:

                 (1) "Cash Flow" shall mean net income after taxes, plus deferred tax provisions, plus depreciation, depletion, amortization and other non-cash charges, less capitalized software development costs expensed during the applicable period of time.

                 (2) "Cash Flow Coverage Ratio" shall mean the ratio of Cash Flow for the preceding twelve (12) months (excluding any non-recurring expenses relating to Acquisitions) to the sum of (i) Debt Service for the twelve (12) months immediately thereafter, (ii) 25% of the then unpaid principal balance of the Revolving Note and
         (iii) 25% of the then unpaid principal balance of that certain Promissory Note dated September 29, 1994, executed by 619068 Alberta Ltd., payable to the order of Lender, in the stated principal amount of $5,000,000.00 and guaranteed by Borrower.

                 (3) "Debt Service" shall mean required principal and interest payments on all Funded Debt (other than balloon payments), plus required payments on capitalized lease agreements and lease-purchase agreements.

                 (4) "Funded Debt" shall mean indebtedness for borrowed money which is currently funded and outstanding.

                 (5) "Funded Debt/Cash Flow Ratio" shall mean as of June 30 of any year the ratio of Funded Debt on a consolidated basis of the Consolidated Borrowing Group as of May 31 of such year to Cash Flow on a consolidated basis of the Consolidated Borrowing Group for the year ending as of such June 30.

                 (6) "Net Worth" shall mean the sum of (i) par value of capital stock, (ii) capital in excess of par value, and (iii) retained earnings.

                 (7) "Tangible Net Worth" shall mean Net Worth less (i) all intangible assets such as goodwill and patent rights and (ii) all notes or accounts receivable due from

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Page 27



         affiliates, but expressly including capitalized software costs.

All terms not expressly defined shall be defined in accordance with generally accepted accounting principles. All determinations under this Agreement shall be made in accordance with generally accepted accounting principles consistently applied, except where expressly provided to the contrary. All references to a preceding period shall mean the period ending as of the end of the month, quarter or fiscal year for which the applicable report is delivered. All references to a period immediately following shall mean the period beginning on the first day of the month, quarter or fiscal year following the end of the period for which the applicable report is delivered.

         Section 8. Default and Remedies. It shall constitute an event of default ("Event of Default") hereunder if (a) Borrower or any Guarantor fails to make when due any payment on any of the Notes or on any other indebtedness hereunder and such failure continues for a period of ten (10) days after Borrower has been given notice of such default, (b) Borrower or any Guarantor fails to perform any of its other agreements contained herein and such failure continues for a period of twenty (20) days after Borrower has been given notice of such default, (c) Borrower or any Guarantor defaults under the terms or provisions of any other Loan Document or any other agreement and such failure continues for a period of twenty (20) days after Borrower has been given notice of such default, instrument or document executed in connection with or as security for one or more of the Credit Facilities, (d) any representation or warranty of Borrower or any Guarantor proves to have been untrue when made in any material respect, (e) any petition in bankruptcy is filed by or against Borrower or any Guarantor, or any order granting relief under any bankruptcy or receivership law is filed with respect to Borrower or any Guarantor and, only in the case of an involuntary action against Borrower or any Guarantor, such petition or order is not withdrawn, denied or otherwise terminated within ninety (90) days, (f) Borrower or any Guarantor permits a monetary judgment against it to remain undischarged for a period in excess of thirty (30) days,
(g) Borrower or any Guarantor dissolves, (h) any of the stock of any of the Consolidated Borrowing Group is sold, assigned, pledged or otherwise transferred, or (i) Borrower or any other member of the Consolidated Borrowing Group fails to pay at the originally scheduled maturity (but after expiration of any grace period applicable to such maturity) or when due, whether by acceleration or otherwise, all or any part of any Funded Debt of Borrower or any other member of the Consolidated Borrowing Group of $500,000.00 or more to any other person or entity. Upon the occurrence of an Event of Default specified in clause (e) above, immediately, and upon the occurrence of any other Event of Default at the option of Lender, without notice to Borrower, any Guarantor or any other

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person, the obligation of Lender to fund additional amounts to Borrower shall be terminated, all indebtedness of Borrower to Lender shall be immediately due and payable and Lender may take any other actions as may be permitted by this Agreement or any other Loan Document or as may be permitted in equity or at law. Borrower and all Guarantors expressly waive presentment, demand, protest, notice of protest, or other notice of dishonor of any kind including, without limitation, notice of intent to accelerate the maturity of the Notes and other indebtedness hereunder and notice of acceleration of the maturity of the Notes and other indebtedness hereunder.

         Section 9. Closing. This Agreement shall not become effective unless and until Lender has received the following documents, instruments and certificates (such documents, instruments and certificates, together with any and all other documents previously, now or hereafter executed by any member of the Borrowing Group or any other person or entity to further evidence or secure the payment, performance, satisfaction or discharge of the obligations of Borrower and the other members of the Borrowing Group under the Notes and this Agreement, including all amendments, modifications, renewals, rearrangements and extensions of the foregoing, herein being collectively called the "Loan Documents"), each of which shall be satisfactory in form and substance to Lender and its counsel:

                 (a)      this Agreement executed by Borrower and Guarantors;

                 (b) a Modification and Renewal Agreement ("Second Modification Agreement") executed by Borrower, Lender and each Guarantor;

                 (c) the legal opinion of Borrower's in-house general counsel;

                 (d) a certificate of the Secretary of each member of the Borrowing Group, certifying as to the Articles of Incorporation and Bylaws of each, director's resolutions of each, and the signatures of authorized officers of each;

                 (e) resolutions of the Board of Directors of each member of the Borrowing Group;

                 (g) as appropriate, Certificates of Incorporation, Existence, Authority and Good Standing with respect to each Guarantor which is executing its Guaranty as of the date hereof; and

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                 (h)      such other documents and instruments as may be
         reasonably requested by Lender or its counsel.

In addition to the above specified instruments, the term "Loan Documents" also includes (without limitation) each of the following:

                 (A)      The Notes;

                 (B)      The Deeds of Trust; and

                 (C)      The Specific Guaranty executed by each Guarantor.

         Section 10. Disclosure. Any additions or exceptions applicable to the terms of this Agreement, the representations and warranties of the Borrowing Group herein or the covenants hereof shall only be those disclosed in writing to Lender concurrently with the execution hereof.

         Section 11.  Miscellaneous.

         (a) Notices. All notices, demands, requests, and other communications required or permitted hereunder and under the other Loan Documents shall be in writing (except telephone notices as specifically provided for herein) and may be personally served or sent by telex, telecopier, mail or the express mail service of the United States Postal Service, Federal Express or other equivalent overnight or expedited delivery service and (i) if given by personal service, telex (confirmed by telephone) or telecopier (confirmed by telephone), it shall be deemed to have been given upon receipt,
(ii) if sent by telex or telecopier without telephone confirmation, it shall be deemed to have been given upon receipt, (iii) if sent by mail, it shall be sent by certified mail, return receipt requested and shall be deemed to have been given upon receipt and (iv) if sent by Federal Express, the express mail service of the United States Postal Service or other equivalent overnight or expedited delivery service, it shall be deemed given upon receipt. For purposes hereof, the addresses of Borrower, Guarantors and Lender shall be as follows:

         Borrower:                         Landmark Graphics Corporation
                                           15150 Memorial Drive
                                           Houston, Texas  77079
                                           Telecopy No.:  (713) 560-1382
                                           Telephone No.: (713) 560-1206

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
         with a copy to:                   Mr. Robert E. Crawford, Jr.
                                           Winstead Sechrest & Minick P.C.
                                           1201 Elm St., Suite 5400
                                           Dallas, Texas  75270
                                           Telecopy No.:  (214) 745-5390
                                           Telephone No.: (214) 745-5120

         Guarantors:                       LMK Land Company
                                           Landmark America Latina, S.A.
                                           LANDMARK Graphics International, Inc.
                                           Landmark Graphics Europe/Africa, Inc.
                                           Landmark/ITA Ltd.
                                           Landmark/CAEX, Inc.
                                           Landmark Finance Corporation
                                           CAEX Services, Inc.
                                           MGI Associates, Inc.
                                           15150 Memorial Drive
                                           Houston, Texas  77079
                                           Telecopy No.:  (713) 560-1382
                                           Telephone No.: (713) 560-1206

         with a copy to:                   Mr. Robert E. Crawford, Jr.
                                           Winstead Sechrest & Minick P.C.
                                           1201 Elm St., Suite 5400
                                           Dallas, Texas  75270
                                           Telecopy No.:  (214) 745-5390
                                           Telephone No.: (214) 745-5120

         Lender:                           NationsBank of Texas, N.A.
                                           700 Louisiana, 7th Floor
                                           Houston, Texas  77002
                                           Attention:  Mr. Timothy W. Meinardus
                                           Telecopy No.:  (713) 247-7175
                                           Telephone No.: (713) 247-6932

         with a copy to:                   Sewell & Riggs
                                             A Professional Corporation
                                           333 Clay Avenue, Suite 800
                                           Houston, Texas  77002
                                           Attention:  Gary Rachlin
                                           Telecopy No.:  (713) 652-8808
                                           Telephone No.: (713) 652-8725

Any party may, by proper written notice hereunder to the other parties, change the address to which notices shall thereafter be sent to it.

         (b) Successors and Assigns. All covenants and agreements herein contained by or on behalf of the Borrowing Group shall bind their respective successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

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         (c)     Renewals and Extensions.  All provisions of this Agreement shall apply with equal force and effect to each and all renewals and extensions, in whole or in part, of the Notes or the Credit Facilities.

         (d) No Waiver; Remedies Cumulative. No course of dealing on the part of Lender or its officers or employees, or any failure or delay by Lender with respect to exercising any right, power, or privilege of Lender under this Agreement or any other Loan Document shall operate as a waiver thereof. The rights and remedies of Lender under this Agreement and the other Loan Documents shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

         (e) Governing Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS FROM TIME TO TIME IN EFFECT, EXCEPT TO THE EXTENT UNITED STATES FEDERAL LAW PERMITS LENDER TO CONTRACT FOR, CHARGE OR RECEIVE A GREATER RATE OR AMOUNT OF INTEREST.

         (f) Invalid Provisions. In the event any one or more of the provisions contained in this Agreement or any of the other Loan Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or the other Loan Documents. Furthermore, in lieu of such invalid, illegal or unenforceable provision, there shall automatically be added a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and as may be valid, legal and enforceable.

         (g) Headings. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

         (h) Lender's Benefit. All conditions to the obligations of Lender to make advances hereunder are imposed solely and exclusively for the benefit of Lender and its successors and assigns, as permitted hereunder, and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all of such terms and any or all of such conditions may be freely waived in whole or in part by Lender at any time if in its discretion it deems it advisable to do so; provided, however, this sentence shall not be deemed to reduce or eliminate the obligations of Lender hereunder. Borrower is not a joint venturer, agent or representative of Lender, and Lender shall not be liable to any Person asserting a claim against Borrower, or against any of the

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Page 32



Collateral. The rights granted to Lender by Borrower in this Agreement are granted for the protection of Lender and shall not be construed to be for the benefit of any Person not a party to this Agreement.

         (i) Controlling Document. Should an inconsistency or conflict exist between the specific terms of this Agreement, and those of the Note or any of the other Loan Documents, then the relevant terms of this Agreement shall govern and control.

         (j) Setoff. Upon the occurrence and during the continuance of any Event of Default, Lender is hereby authorized at any time and from time to time, without notice to Borrower or any other member of the Borrowing Group (any such notice being expressly waived by Borrower and all other members of the Borrowing Group), to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by Lender to or for the credit or the account of Borrower and all other members of the Borrowing Group against any and all of the Obligations, irrespective of whether or not Lender shall have made any demand under this Agreement or any other Loan Documents and although such Obligations may be unmatured. In that connection, each member of the Borrowing Group hereby grants to Lender a lien on any of such member's funds which may from time to time be deposited with Lender. The rights of Lender under this Section 11(j) are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have hereunder, at law or in equity.

         (k) Further Assurances; Power of Attorney. Each member of the Borrowing Group, upon the request of Lender, shall execute, acknowledge, deliver and record and/or file such further instruments (including security agreements and financing statements covering all or portions of the Collateral specified by Lender) and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the intent and purposes of the Loan Documents and to subject to the Lender's liens any property intended by the terms thereof to be covered thereby, including specifically but without limitation, any renewals, additions, substitutions, replacements, betterments, or appurtenances to the then Collateral. In this connection, each member of the Borrowing Group does hereby irrevocably constitute and appoint Lender, with full power of substitution, as its true and lawful attorney-in-fact and agent with full power and authority to act in its name, place and stead in the performance of such member's obligations under this Section 11(k), including without limitation, the execution, acknowledgment, swearing to, delivering, filing and recording of any instrument or other document, or the taking of any other action, which Lender deems reasonably necessary, desirable or proper to carry out more effectively the intents and purposes of this Agreement and the other Loan Documents. The power of attorney

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Page 33



granted hereby shall be deemed to be coupled with an interest, shall be irrevocable, shall survive the death, disability, dissolution, liquidation or other termination of each member of the Borrowing Group, shall be binding on all heirs, legal representatives, successors and assigns of each member of the Borrowing Group and shall inure to the benefit of and be enforceable by Lender and its successors and assigns. Lender shall not exercise any of its power of attorney rights hereunder except during the existence of an Event of Default.

         (l) Recording and Filing. Borrower shall pay all recording, filing, rerecording and refiling taxes, fees and other charges incurred in connection with Lender or Lender's designee recording, filing, rerecording and refiling of the Loan Documents and all amendments and supplements thereto and substitutions therefor.

         (m)     Lender's Right to Perform the Obligations of Borrower.

                      (i) If any member of the Borrowing Group shall fail, refuse or neglect to make any payment or perform any act required by the Loan Documents, then at any time thereafter, and without notice to or demand upon any member of the Borrowing Group and without waiving or releasing any other right, remedy or recourse Lender may have because of same, Lender may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of the Borrowing Group. If Lender shall elect to pay any tax or other imposition or other sums due with reference to the Collateral, Lender may do so in reliance on any bill, statement or assessment procured from the appropriate governmental authority or other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by the Loan Documents, Lender shall not be bound to inquire into the validity of any apparent or threatened adverse encumbrance before making an advance for the purpose of preventing or removing the same.

                      (ii) The Borrowing Group shall indemnify and reimburse Lender for all losses, expenses, damages, claims and causes of action, including reasonable attorneys' fees, incurred or accruing by reason of any acts performed by Lender pursuant to the provisions of this Section 11(m) or by reason of any other provision in the Loan Documents or otherwise arising out of in any way relating to the Loan, except for those losses, expenses, damages, claims and causes of action caused by Lender's willful misconduct or gross negligence. All sums paid by Lender pursuant to this Section 11(m) or such other provision of the Loan Documents, and all other sums

Landmark Graphics Corporation
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Page 34



         expended by Lender to which it shall be entitled to be indemnified or reimbursed, together with interest thereon at the Default Rate, shall constitute additions to the Obligations, shall be secured by the Lender's liens and shall be paid by the Borrowing Group to Lender upon demand. As used herein, the term "Default Rate" shall mean a rate of interest per annum equal to the lesser of (A) four percent (4%) above the Base Rate as it fluctuates, or (B) the Maximum Rate.

         (n) Participations and Assignments. The Lender shall have the right, subject to the prior written consent of Borrower, to assign its entire interest in, or to invite any person to participate in portions of, the Loan and the Loan Documents.

         (o) Concerning Representations and Warranties. No investigation at any time made by or on behalf of the Lender shall diminish its rights to rely upon the representations and warranties contained herein. All statements contained in any certificate or other instrument delivered by the Borrower, any Subsidiary or other person under or pursuant to this Agreement or in connection with the transactions contemplated hereby, shall constitute additional representations and warranties made by the Borrower. The representations and warranties contained herein shall be true and correct at all times during the term hereof including, without limitation, at the time each financial statement is submitted by Borrower to the Lender and at the time of each advance hereunder.

         (p) DTPA Waiver. The Borrowing Group hereby represents, warrants and agrees with Lender that (a) the Borrowing Group is not in a significantly disparate bargaining position, (b) the Borrowing Group is represented by legal counsel of its choice, in seeking or acquiring goods or services, other than the purchase or lease of a family residence occupied or to be occupied as the residence of a member of the Borrowing Group, by a purchase or a lease for a consideration paid or to be paid that exceeds $500,000.00, (c) this Agreement is being executed by the Borrowing Group in connection with such purchase or lease in that the proceeds of the Loan will be used by members of the Borrowing Group in purchasing Collateral for an aggregate consideration in excess of $500,000.00, (d) the Borrowing Group, on a consolidated basis, is a business consumer with assets of $5,000,000 or more according to the most recent financial statements of members of the Borrowing Group prepared in accordance with generally accepted accounting principles, (e) the Borrowing Group has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of a transaction and (f) the Loan Documents are not a result of any disparity in bargaining position between the Borrowing Group and Lender, were negotiated by the parties hereto on an arms-length basis and represent the bargained- for agreement of the parties hereto. THE BORROWING GROUP HEREBY WAIVES THE PROVISIONS OF THE

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October 31, 1994
Page 35



DECEPTIVE TRADE PRACTICES ACT - CONSUMER PROTECTION ACT AS SET FORTH IN CHAPTER 17 OF THE TEXAS BUSINESS AND COMMERCE CODE, EXCEPT FOR SECTION 17.555 THEREOF.

         (q)     Final Agreement of the Parties.

                      (i) THE LOAN DOCUMENTS ARE A WRITTEN LOAN AGREEMENT UNDER SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE.

                      (ii) SUCH WRITTEN LOAN AGREEMENT (BEING ALL OF THE LOAN DOCUMENTS) REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                      (iii) THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         (r) Joinder by Guarantor. Each Guarantor is executing this Agreement and its Specific Guaranty in consideration for Lender's making the Loan to Borrower. Each Guarantor, by executing and delivering this Agreement, its Specific Guaranty and any other Loan Documents that it executes, agrees, acknowledges, represents and warrants that (i) such Guarantor is a Subsidiary,
(ii) such Guarantor will benefit, directly or indirectly, by the advancement of funds under the Revolving Note, any advancement of funds under the other Loan Documents, and the execution of this Agreement and the Second Modification Agreement and (iii) but for the execution and delivery of this Agreement, the Guaranty and any other Loan Document executed by Guarantor and Guarantor's agreement to be bound by the provisions hereof and thereof, Lender would not have entered into this Agreement and the Second Modification Agreement and would not have advanced additional proceeds of the Revolving Note to Borrower. Each Guarantor is joining in the execution of this Agreement to evidence its agreement to the terms and provisions of this Agreement applicable to it and to evidence its agreement to cause Borrower to be able to perform its obligations under this Agreement and the other Loan Documents.

         (s)     Arbitration.

                      (i) Any controversy or claim between or among the parties hereto, including but not limited to those arising out of or relating to this Agreement or the Loan Documents, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the rules of practice and procedure for the arbitration of commercial disputes of Judicial Arbitration and Mediation

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         Services, Inc. ("JAMS"), and the "special rules" set forth in paragraph (2) below. In the event of any inconsistency, the special rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement or other Loan Document may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Agreement or any of the Loan Documents applies in any court having jurisdiction over such action.

                      (ii) The arbitration shall be conducted in Houston, Texas, and administered by JAMS, who shall appoint an arbitrator; if JAMS is unable or legally precluded from administering the arbitration, then the American Arbitration Association shall serve. All arbitration hearings shall be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

                      (ii) Nothing in this Agreement or other Loan Document shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement or the other Loan Documents; or (ii) be a waiver by Lender of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of the Lender hereto (A) to exercise self-help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession or the appointment of a receiver. Lender may exercise such self-help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during, or after the pendency of any arbitration proceeding brought pursuant to this Agreement. Neither this exercise of self-help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

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         (t)     Prior Letter Loan Agreement.  This Agreement supersedes and replaces in its entirety that certain Letter Loan Agreement dated November 30, 1993 by and among Lender, Borrower and certain of the Guarantors.

         If this evidences your understanding of the agreements herein, please execute in the space provided.

                                        Sincerely,

                                        NATIONSBANK OF TEXAS, N.A.


                                        By: /s/ Timothy W. Meinardus
                                            Timothy W. Meinardus
                                            Senior Vice President


ACCEPTED AND AGREED TO

LANDMARK GRAPHICS CORPORATION


By: /s/ William H. Seippel
    William H. Seippel,
    Vice President

                   "BORROWER"


LMK LAND COMPANY


By: /s/ William H. Seippel
    William H. Seippel,
    Vice President


LANDMARK AMERICA LATINA, S.A.


By: /s/ Patti L. Massaro
    Patti L. Massaro
    Vice President & Secretary

Landmark Graphics Corporation
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Page 38



LANDMARK GRAPHICS INTERNATIONAL, INC.


By: /s/ Patti L. Massaro
    Patti L. Massaro
    Vice President & Secretary


LANDMARK GRAPHICS EUROPE/AFRICA, INC.


By: /s/ Patti L. Massaro
    Patti L. Massaro
    Vice President & Secretary


LANDMARK/ITA Ltd.


By: /s/ Larry J. White
    Larry J. White, President


LANDMARK/CAEX, INC.


By: /s/ Patti L. Massaro
    Patti L. Massaro
    Vice President & Secretary


LANDMARK FINANCE CORPORATION


By: /s/ Patti L. Massaro
    Patti L. Massaro
    Vice President & Secretary


CAEX SERVICES, INC.


By: /s/ Carole P. Driver
    Carole P. Driver
    Secretary

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October 31, 1994
Page 39



MGI ASSOCIATES, INC.


By: /s/ Patti L. Massaro
    Patti L. Massaro
    Vice President & Secretary

                     "GUARANTORS"

                                  EXHIBIT "A"
                         FORM OF NOTICE OF BORROWING

                             DATE _______________

NationsBank of Texas, N.A.
700 Louisiana
Houston, Texas 77002

Attention:      Commercial Lending Group

Ladies and Gentlemen:

The undersigned hereby certifies that he or she is authorized to execute this Notice of Borrowing on behalf of Borrower. Pursuant to the Credit Agreement dated July 1, 1993, by and between Borrower and NationsBank of Texas, N.A., as amended, restate, and supplemented from time to time (the "Credit Agreement"), the undersigned, on behalf of Borrower, hereby requests a Revolving Loan Advance as follows:

       1.   Amount:    ___________ U.S. Dollars
                       ___________ Foreign Currency
                       ___________ Equivalent of U.S. Dollars in Forein Exchange


            Circle specified foreign currency:

            1. Deutsche Marks    2. French Francs   3. Dutch Guilders
            4. Japenese Yen      5. British Pound   6. Australian Dollars

            Circle funding information:

            1. New Advance
            2. Advance to pay existing _____(Amount) maturing on _________(Date)
            3. Advance to convert Base Rate Loan _______(Amount) to Libor Rate
               Loan/Optional Currency

       3.   Type of Loan and Interest Period:


                   __________ Libor Rate Loan


                   __________ 30 days
                   __________ 60 days
                   __________ 90 days
                   __________ 180 days
                   __________ 360 days

                   __________ Optional Currency

                   __________ 30 days
                   __________ 60 days
                   __________ 90 days

                   __________ Base Rate Loan

       4.   Instructions for Loan Proceeds:

                   __________ Deposit proceeds in the following account ________
                   __________ Debit above account and then wire per the
                              instructions below
                   __________ Wire loan proceeds directly per the instructions

            Amount:    _____________________
            Currency:  _____________________
            Name of Bank/Rounting #:__________________________________________
            __________________________________________________________________
            Branch:                ___________________
            City:                  ___________________
            Country:               ___________________
            Account Name:          ___________________
            Account Number:        ___________________
            Special Instructions:  ___________________________________________
            __________________________________________________________________


                                         By:__________________________________
                                         Printed Name:________________________
                                         Title:_______________________________

                                  EXHIBIT "B"

                             Compliance Certificate


         In accordance with Section 4 of the Letter Loan Agreement ("Loan Agreement") dated October 31, 1994 among NationsBank of Texas, N.A. ("Lender"), Landmark Graphics Corporation ("Borrower") and the other parties thereto, I, ______________, the chief financial officer of Borrower, do hereby certify that I have made a review of the activities of the Borrower and the other members of the Borrowing Group during the previous _______________ with a view to determining whether the Borrower and the other members of the Borrowing Group have kept, observed, performed and fulfilled all of their obligations under the Loan Agreement and the other Loan Documents, and the following is true and correct as of ______________, 199__, to the best of my knowledge and belief after due inquiry:

         1. The Borrower and the other members of the Borrowing Group have kept, observed, performed and fulfilled each and every covenant and condition contained in the Loan Agreement and the other Loan Documents and are not now in default in the observance, performance or fulfillment of any such covenant or condition, except as described below, which description, if any, specifies each default, the nature and status thereof and what action, if any, has been taken to remedy such default.

         2. There is no litigation against any member of the Consolidated Borrowing Group (a) in which the claimed liability of such member is greater than $250,000.00 (or alleging unspecified damages) or (b) which may otherwise result in a Material Adverse Effect, except as described below.

         3. The financial condition of the Consolidated Borrowing Group for the __________ ending __________________, 199__ is as follows:


                    FINANCIAL COVENANT                           REQUIRED RATIO/AMOUNT             ACTUAL RATIO/
                    ------------------                           ---------------------             -------------
                                                                                                      AMOUNT
                                                                                                      ------
  (a)      Cash Flow Coverage Ratio                         equal to or greater than          ______________
                                                            2.0/1.0

  (b)      Net Worth                                        $123,000,000.00                   ______________

  (c)      Ratio of (i) total liabilities to (ii)           equal to or less than .75/1.0     ______________
           Tangible Net Worth

         The foregoing terms are used as defined in the Loan Agreement.


                                        ________________________________________
                                         (Signature of chief financial officer)

                  SECOND MODIFICATION AND RENEWAL AGREEMENT

THE STATE OF TEXAS (
                   (      KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRIS   (

         That this MODIFICATION AND RENEWAL AGREEMENT ("Agreement") is executed effective as of the 31st day of October, 1994, by and among (i) LANDMARK GRAPHICS CORPORATION ("Borrower"), a Delaware corporation, (ii) LMK LAND COMPANY ("LMK"), a Delaware corporation, LANDMARK AMERICA LATINA, S.A., a Delaware corporation, LANDMARK GRAPHICS INTERNATIONAL, INC., a Texas corporation, LANDMARK GRAPHICS EUROPE/AFRICA, INC., a Delaware corporation, LANDMARK/ITA LTD., an Alberta corporation, LANDMARK/CAEX, INC., a Delaware corporation, LANDMARK FINANCE CORPORATION, a Delaware corporation, CAEX SERVICES, INC., a Delaware corporation, and MGI ASSOCIATES, INC., a Texas corporation (such corporations described in this subpart (ii) herein being collectively called "Guarantors"), and (iii) NATIONSBANK OF TEXAS, N.A. ("Lender").

                                   Recitals


         A. Lender has loaned or agreed to lend to Borrower, and Borrower has borrowed or agreed to borrow from Lender, up to an aggregate princpal amount of TWENTY FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) under a Revolving Credit Facility and TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) under a Term Facility (such loans herein being called the "Loans"), evidenced, in part, by the following instruments:

              (i) Letter Loan Agreement ("Loan Agreement") dated October 31, 1994, by and among Borrower, Lender and Guarantors. The Loan Agreement supersedes and replaces in its entirety that certain Letter Loan Agreement ("Prior Loan Agreement") dated November 30, 1993 by and among Borrower, certain of the Guarantors and Lender.


              (ii) Promissory Note [Lankmark Revolving Note] ("Revolving Note") dated November 30, 1993, executed by Borrower, payable to the order of Lender and in the stated principal amount of $25,000,000.00. The Revolving Note supersedes and replaces in its entirety that certain Promissory Note [Lankmark Revolving Note] ("Prior Revolving Note") dated July 1, 1993, executed by Borrower, payable to the order of Lender and in the stated principal amount of $10,000,000.00

              (iii) Promissory Note [Landmark Term Note] ("Term Note") dated July 1, 1993, executed by Borrower, payable to the order of Lender and in the stated princpal amount of $10,000,000.00. As used herein, the term "Notes" shall mean the Revolving Note and the Term Note.

                  (iv) Deed of Trust, Security Agreement and Assignment of Leases and Rent [Office Building - Term Note] ("Office Building - Term Note Deed of Trust") dated July 1, 1993, executed by Borrower, in favor of Michael F. Hord, Trustee, for the benefit of Lender and filed for record in the Official Public Records of Real Property of Harris County, Texas under Clerk's File No. P314300.

                  (v) Deed of Trust, Security Agreement and Assignment of Leases and Rents [Office Building - Revolving Note] ("Office
         Building - Revolving Note Deed of Trust") dated July 1, 1993, executed by Borrower, in favor of Michael F. Hord, Trustee, for the benefit of Lender and filed for record in the Official Public Records of Real Property of Harris County, Texas under Clerk's File No. P314301.

                  (vi) Deed of Trust, Security Agreement and Assignment of Leases and Rents [Adjacent Land] ("Adjacent Land Deed of Trust") dated July 1, 1993, executed by LMK, in favor of Michael F. Hord, Trustee, for the benefit of Lender and filed for record in the Official Public Records of Real Property of Harris County, Texas under Clerk's File No. P314302. As used herein, the term "Deeds of Trust" shall mean the Office Building - Revolving Note Deed of Trust, the Office Building - Term Note Deed of Trust and the Adjacent Land Deed of Trust.

                  (vii) Nine (9) Specific Guaranties (collectively called the "Guaranties") five of which were dated July 1, 1993 and the remaining four of which were dated October 31, 1994, each of which was executed by one Guarantor and each in favor of Lender.

                  (viii) Modification and Renewal Agreement ("Modification Agreement") dated November 30, 1993, executed by Borrower, Lender and certain of the Guarantors and filed for record in the Official Public Records of Real Property of Harris County, Texas under Clerk's
         File No. P594158.

         B. The Notes, the Deeds of Trust, the Guaranties, the Loan Agreement, the Modification Agreement and all other documents and instruments previously, now or hereafter executed as security for or otherwise in connection with the Loans are herein collectively called the "Loan Documents" and are hereby incorporated by this reference for all purposes to the same extent as if set out herein verbatim.

         C. The property ("Property") covered by the Deeds of Trust is and continues to be subject to the liens, rights and interests (collectively called the "Liens") securing payment of the Notes, including the liens, rights and interests created by the Deeds of Trust.

         D. Borrower, Guarantors and lender desire to modify the Loan Documents as herein provided.

                                  Agreement


         In consideration of the Recitals, the covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

         1. The Revolving Loan Conversion Date (as such term is used in the Revolving Note) is hereby extended to October 31, 1996.

         2. All references to the Prior Loan Agreement in any of the Loan Documents are hereby amended to refer to the Loan Agreement.

         3. All references to any of the Loan Documents in any of the other Loan Documents are hereby amended to refer to each such Loan Document as hereby amended.

         4. Borrower and Guarantors hereby reaffirm each of the representations, warranties, covenants and agreements of them set forth in the Loan Documents, with the same force and effect as if each were separately stated herein and made as of the date hereof.

         5. Each of Borrower and Guarantors hereby (i) ratifies, affirms, reaffirms, acknowledges, confirms and agrees that each and every Loan Document to which it is a party represents the valid and enforceable obligation of it,
(ii) further acknowledges that, to each of their knowledge, there are no existing claims, defenses or rights of set off with respect to any of the Loan Documents or Lender's administration of the Loans in general and (iii) acknowledges, represents and warrants that no Event of Default or Potential Event of Default (as such terms are defined in the Loan Agreement) currently exist.

         6. This Agreement modifies the Loan Documents and in no way acts as a release or relinquishment of the Liens, including without limitation, the liens created by the Deeds of Trust, and the Liens are hereby renewed, extended, ratified, confirmed, and carried forward by Borrower and LMK in all respects.

         7. Except as expressly modified herein, all of the terms and provisions of the Loan Documents are hereby ratified and reaffirmed.

         8. Each Guarantor hereby consents to the execution and delivery of the Loan Agreement and this Agreement (collectively called the "New Agreements"), and to all of the matters set forth in the New Agreements. Additionally, each Guarantor hereby agrees the the New Agreements in no way act as a release or relinquishment of its Guaranty, and its Guaranty is renewed, extended, ratified, confirmed and carried forward by such Guarantor in all respects. Each Guarantor further agrees that (i) its liability under the Loan Documents shall not be reduced, altered, limited, lessened or in any way affected by the execution, delivery and performance of the New Agreements except to the extent that its Guaranty is expressly amended by the New Agreements and (ii) its Guaranty, as amended by the New Agreements, is and shall remain enforceable in accordance with its terms.

         9. This Agreement shall be binding upon and inure to the benefit of Lender, Borrower, Guarantors and their respective heirs, legal representatives, successors, and assigns.

        10. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" UNDER SECTION 26.02 OF THE TEXAS BUSINESS & COMMERCE CODE AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

             (b) THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

        11. This Agreement may be executed in any number of counterparts, each of which shall be deemed for all purposes an original, with the same effect as if all of the signatures were upon the same instrument.

        This Agreement has been executed as of the date set forth above.

                                        LANDMARK GRAPHICS CORPORATION


                                        By: /s/ WILLIAM H. SEIPPEL
                                            William H. Seippel
                                            Vice President

                                                                "BORROWER"

                                    LMK LAND COMPANY

                                    By: /s/ WILLIAM H. SEIPPEL
                                            William H. Seippel
                                            Vice President


                                    LANDMARK AMERICA LATINA, S.A.

                                    By: /s/ PATTI L. MASSARO
                                            Patti L. Massaro
                                            Vice President & Secretary


                                    LANDMARK GRAPHICS INTERNATIONAL, INC.

                                    By: /s/ PATTI L. MASSARO
                                            Patti L. Massaro
                                            Vice President & Secretary


                                    LANDMARK GRAPHICS EUROPE/AFRICA, INC.

                                    By: /s/ PATTI L. MASSARO
                                            Patti L. Massaro
                                            Vice President & Secretary


                                    LANDMARK/ITA Ltd.

                                    By: /s LARRY J. WHITE
                                           Larry J. White
                                           President


                                    LANDMARK/CAEX, INC.

                                    By: /s/ PATTI L. MASSARO
                                            Patti L. Massaro
                                            Vice President & Secretary

                                    LANDMARK FINANCE CORPORATION

                                    By: PATTI L. MASSARO
                                        Patti L. Massaro
                                        Vice President & Secretary


                                    CAEX SERVICES, INC.

                                    By: CAROLE P. DRIVER
                                        Carole P. Driver
                                        Secretary


                                    MGI ASSOCIATES, INC.

                                    By: PATTI L. MASSARO
                                        Patti L. Massaro
                                        Vice President & Secretary
                                                          "GUARANTORS"


                                    NATIONSBANK OF TEXAS, N.A.

                                    By: TIMOTHY W. MEINARDUS
                                        Timothy W. Meinardus
                                        Senior Vice President
                                                              "LENDER"

THE STATE OF TEXAS (
                   (
COUNTY OF HARRIS   (

         This instrument was acknowledged before me on the 13th day of February, 1995, by William H. Seippel, Vice President of LANDMARK GRAPHICS CORPORATION, a Delaware corporation, on behalf of said corporation.


                                /s/ KATHRYN M. HICKMAN
                                    Kathryn M. Hickman
                                    Notary Public in and for
                                    The State of Texas

THE STATE OF TEXAS  (
                    (
COUNTY OF HARRIS    (

        This instrument was acknowledged before me on the 13th day of February, 1955, by William H. Seippel, Vice President of LMK LAND COMPANY, a Delaware corporation, on behalf of said corporation.

                                /s/ KATHRYN M. HICKMAN
                                    Kathryn M. Hickman
                                    Notary Public in and for
                                    The State of Texas



THE STATE OF TEXAS  (
                    (
COUNTY OF HARRIS    (

         This instrument was acknowledged before me on the 13th day of February, 1995, by Patti L. Massaro, Vice President & Secretary of LANDMARK AMERICA LATINA, S.A., a Delaware corporation, on behalf of said corporation.


                                /s/ KATHRYN M. HICKMAN
                                    Kathryn M. Hickman
                                    Notary Public in and for
                                    The State of Texas


THE STATE OF TEXAS  (
                    (
COUNTY OF HARRIS    (

         This instrument was acknowledged before me on the 13th day of February, 1995, by Patti L. Massaro, Vice President & Secretary of LANDMARK GRAPHICS INTERNATIONAL, INC., a Texas corporation, on behalf of said corporation.


                                /s/ KATHRYN M. HICKMAN
                                    Kathryn M. Hickman
                                    Notary Public in and for
                                    The State of Texas

THE STATE OF TEXAS   (
                     (
COUNTY OF HARRIS     (

         This instrument was acknowledged before me on the 13th day of February, 1995, by Patti L. Massaro, Vice President & Secretary of LANDMARK GRAPHICS EUROPE/AFRICA, INC., a Delaware corporation, on behalf of said corporation.

                                 /s/ KATHRYN M. HICKMAN
                                     Kathryn M. Hickman
                                     Notary Public in and for
                                     The State of Texas


THE STATE OF TEXAS   (
                     (
COUNTY OF HARRIS     (

         This instrument was acknowledged before me on the 13th day of February, 1995, by Larry J. White, President of LANDMARK/ITA LTD., an Alberta corporation, on behalf of said corporation.


                                 /s/ KATHRYN M. HICKMAN
                                     Kathryn M. Hickman
                                     Nortary Public in and for
                                     The State of Texas


THE STATE OF TEXAS   (
                     (
COUNTY OF HARRIS     (

         This instrument was acknowledged before me on the 13th day of February, 1995, by Patti L. Massaro, Vice President & Secretary of LANDMARK/CAEX, INC., a Delaware corporation, on behalf of said corporation.


                                  /s/ KATHRYN M. HICKMAN
                                      Kathryn M. Hickman
                                      Notary Public in and for
                                      The State of Texas

THE STATE OF TEXAS   (
                     (
COUNTY OF HARRIS     (

         This instrument was acknowledged before me on the 13th day of February, 1995, by Patti L. Massaro, Vice President & Secretary of LANDMARK FINANCE CORPORATION, a Delaware corporation, on behalf of said corporation.

                                 /s/ KATHRYN M. HICKMAN
                                     Kathryn M. Hickman
                                     Notary Public in and for
                                     The State of Texas


THE STATE OF TEXAS   (
                     (
COUNTY OF HARRIS     (

         This instrument was acknowledged before me on the 13th day of February, 1995, by Carole P. Driver, Secretary of CAEX SERVICES, INC., a Delaware corporation, on behalf of said corporation.

                                 /s/ KATHRYN M. HICKMAN
                                     Kathryn M. Hickman
                                     Notary Public in and for
                                     The State of Texas


THE STATE OF TEXAS   (
                     (
COUNTY OF HARRIS     (

         This instrument was acknowledged before me on the 13th day of February, 1995, by Patti L. Massaro, Vice President & Secretary of MGI ASSOCIATES, INC. a Texas corporation, on behalf of said corporation.

                                 /s/ KATHRYN M. HIKMAN
                                     Kathryn M. Hickman
                                     Notary Public in and for
                                     The State of Texas

THE STATE OF TEXAS   (
                     (
COUNTY OF HARRIS     (

         This instrument was acknowledged before me on the 13th day of February, 1995, by Timothy W. Meinardus, Senior Vice President of
NATIONSBANK OF TEXAS, N.A., a national banking association, on behalf of said banking association.


                                   /s/ GRACE L. MAREK
                                       Grace L. Marek
                                       Notary Public in and for
                                       The State of Texas